Exhibit 99.2

                              CERTIFICATION OF COO


CERTIFICATION PURSUANT TO 19 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANCES-OXLEY ACT OF 2002

I, Catherine P. Jackson, state and attest that:

I am the Chief Operating Officer of Heritage Bankshares, Inc. (the
"Registrant").

I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002. that

the Quarterly Report on Form 10-QSB of the Registrant for period year ended March 31, 2003, (the "periodic report") containing financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Registrant for the periods presented.



Date:  April 28, 2003                     /s/ Catherine P. Jackson
                                          --------------------------------------
                                          Catherine P. Jackson
                                          Chief Operating Officer